ADMINISTRATION AGREEMENT

among

ACE HOME EQUITY LOAN TRUST, SERIES 2006-GP1,
as Issuing Entity

LASALLE BANK NATIONAL ASSOCIATION,
as Administrator

WILMINGTON TRUST COMPANY,
as Owner Trustee

and

ACE SECURITIES CORP.,
as Depositor

Dated as of May 31, 2006

This Administration Agreement (the “Agreement”) is entered into as of May 31, 2006, among ACE HOME EQUITY LOAN TRUST, SERIES 2006-GP1, a Delaware statutory trust (the “Issuing Entity”), LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Administrator (the “Administrator”), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee (the “Owner Trustee”) and ACE SECURITIES CORP., as Depositor (the “Depositor”).

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Sale and Servicing Agreement (each as defined herein).

W I T N E S S E T H:

WHEREAS, the Issuing Entity is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. § 3801 et seq.) created by an Amended and Restated Trust Agreement relating to the Trust, dated as of May 31, 2006 (the “Trust Agreement”), among the Depositor, the Owner Trustee and the LaSalle Bank National Association, in its capacity as securities administrator (in such capacity, the “Securities Administrator”);

WHEREAS, the Issuing Entity will issue under an indenture its ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1 Asset Backed Notes (the “Notes”) and, under the Trust Agreement, its Class G, Class CE and Class R Certificates (the “Certificates” and collectively with the Notes, the “Securities”);

WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture, dated as of May 31, 2006 (the “Indenture”), among the Issuing Entity, Deutsche Bank National Trust Company, as indenture trustee (in such capacity, the “Indenture Trustee”) and LaSalle Bank National Association, as Securities Administrator;

WHEREAS, the Certificates will be issued pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Trust;

WHEREAS, the Issuing Entity has entered into certain agreements in connection with the issuance of the Securities, including (i) a Sale and Servicing Agreement, dated as of May 31, 2006 (the “Sale and Servicing Agreement”), among the Issuing Entity, the Depositor, DB Structured Products, Inc., as seller and sponsor, GreenPoint Mortgage Funding, Inc. as servicer and originator, LaSalle Bank National Association, as master servicer (in such capacity, the “Master Servicer”) and Securities Administrator, and the Indenture Trustee, (ii) the Letter of Representations, dated May 31, 2006 (the “Depository Agreement”), among the Issuing Entity, the Securities Administrator and The Depository Trust Company relating to the Class A Notes and (iii) the Indenture. The Sale and Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement are collectively referred to herein as the “Related Agreements”;

WHEREAS, pursuant to the Related Agreements, the Issuing Entity is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (b) the beneficial ownership interests in the Issuing Entity represented by the Certificates (the registered holder of such interests being referred to herein as the “Certificateholder”);

WHEREAS, the Issuing Entity desires to have the Administrator and the Depositor, respectively, perform certain of the duties of the Issuing Entity referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuing Entity may from time to time request; and

WHEREAS, the Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuing Entity on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.  Duties of the Administrator.

(a)  The Administrator agrees to perform all of the duties of the Issuing Entity and the Owner Trustee under the Depository Agreement. In addition to its duties performed under the Depository Agreement, the Administrator shall take all appropriate action that is the duty of the Issuing Entity and the Owner Trustee to take with respect to the following matters under the Trust Agreement, Sale and Servicing Agreement and the Indenture (references are to sections of the Indenture):

(i)  causing the preparation of the Notes for execution by the Owner Trustee and authentication by the Securities Administrator upon the registration of any transfer or exchange of the Notes (Sections 4.02 and 4.03);

(ii)  causing the preparation of Definitive Notes in accordance with the instructions of any Clearing Agency (including the preparation of any temporary notes), (Sections 4.08 and 4.14);

(iii)  the notification to the Owner Trustee, the Note Insurer and each Rating Agency of the Issuing Entity’s Event of Default upon actual knowledge of a Responsible Officer of the Securities Administrator of such Event of Default (Sections 3.19 and 5.01);

(iv)  the preparation and filing, after delivery to the Indenture Trustee for execution, of all UCC continuation statements necessary to protect the Collateral (Section 3.04);

(v)  upon the request of the Indenture Trustee, executing and delivering such further instruments and doing such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture (Section 3.20);

(vi)  delivering to each Rating Agency and the Note Insurer a notice of satisfaction and discharge of the Indenture (Section 4.10);

(vii)  furnishing the Indenture Trustee, Securities Administrator or Note Insurer with the names and addresses of Holders of Notes during any period when the Securities Administrator is not the Note Registrar (Section 7.01);

(viii)  notifying the Owner Trustee if a Responsible Officer of the Securities Administrator obtains actual knowledge or written notice that action by the Owner Trustee is necessary to comply with the Issuing Entity’s duties under the Indenture;

(ix)  causing the preparation of an Issuer Request and related documents for authentication of the Notes, executing such Issuer Request on behalf of the Issuing Entity and causing delivery of the same to the Indenture Trustee (Sections 2.02, 4.02 and 4.03) other than with respect to the initial issuance of the Notes;

(x)  notifying the Owner Trustee and the Note Insurer of the Issuing Entity’s noncompliance with its negative covenants upon actual knowledge by a Responsible Officer of the Securities Administrator of such noncompliance (Section 3.07);

(xi)  making available the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act that is in the Administrator’s possession or reasonably obtainable by it from the Servicer (Section 7.03);

(xii)  mailing to the Noteholders and the Note Insurer the notices with respect to their consent to such supplemental indentures (Sections 9.01, 9.02 and 9.03); and

(xiii)  permitting the inspection of the records required to be maintained pursuant to the Basic Documents by the Securities Administrator (Section 10.16).

(b)  In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator’s opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.

In carrying out the foregoing duties, the Administrator shall have the same rights, indemnifications and immunities as the Indenture Trustee and Securities Administrator under the Basic Documents, including, without limitation, the right to compensation, reimbursement and indemnification.

The Administrator in its capacity as the Certificate Registrar, and upon a request received from the Owner Trustee, shall promptly notify the Certificateholders of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholders and (iii) any other notice required to be given to the Certificateholders by the Owner Trustee under the Trust Agreement.

Section 2.  Duties of the Depositor With Respect to the Indenture.

(a)  The Depositor shall take all appropriate action that is the duty of the Issuing Entity or the Owner Trustee to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

(i)  causing the preparation of the Notes (for execution by the Owner Trustee or the Securities Administrator) upon their initial issuance and causing the preparation of an Issuer Request (for execution by the Owner Trustee or the Securities Administrator) for delivery to the Indenture Trustee regarding the authentication of the Notes upon the initial issuance thereof (Section 2.02);

(ii)  causing the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 8.04);

(iii)  the delivery of notice to the Indenture Trustee, the Note Insurer and the Rating Agency of each Event of Default under the Indenture upon actual knowledge of a responsible officer of the Depositor of such Event of Default (Section 3.19);

(iv)  causing the preparation and filing of the initial UCC-1 financing statements to protect the Collateral and the Indenture Trustee’s security interest therein;

(v)  causing the preparation and execution of an Officer’s Certificate and the obtaining of the Opinion of Counsel relating thereto with respect to any request by the Issuing Entity to the Indenture Trustee or the Securities Administrator to take any action under the Indenture (Section 4.10);

(vi)  obtaining and preserving the Issuing Entity’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.02); and

(vii)  the preparation and filing, after delivery to the Indenture Trustee for execution, of all supplements, amendments, instruments of further assurance and other instruments (other than UCC continuation statements) to protect the Collateral (Section 3.04).

(b)  Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the HELOCs) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

Section 3.  Records. The Administrator shall maintain appropriate books of account, if any, and records relating to services performed hereunder, which books of account and records shall be accessible, with two (2) Business Days advance notice, for inspection by the Issuing Entity, the Note Insurer and the Depositor at any time during normal business hours.

Section 4.  Compensation. The Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Administrator and the Depositor.

Section 5.  Additional Information to be Furnished to the Issuing Entity. The Depositor shall furnish to the Issuing Entity and Note Insurer from time to time such additional information regarding the Collateral as the Issuing Entity or the Note Insurer shall reasonably request.

Section 6.  Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuing Entity, the Administrator shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

Section 7.  No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator or the Depositor, respectively, and either of the Issuing Entity or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8.  Other Activities of Administrator and the Depositor. Nothing herein shall prevent the Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuing Entity or the Owner Trustee.

Section 9.  Term of Agreement; Resignation and Removal of Administrator.

(a)  This Agreement shall continue in force until the termination of the Trust Agreement and the Indenture in accordance with its terms, upon which event this Agreement shall automatically terminate.

(b)  Subject to Section 9(e) hereof, the Administrator may resign its duties hereunder by providing the Issuing Entity and the Note Insurer with at least 60 days’ prior written notice.

(c)  Subject to Section 9(e) hereof, the Issuing Entity with the consent of the Note Insurer may and, at the direction of the Note Insurer, shall remove the Administrator from acting on behalf of the Issuing Entity under this Agreement or otherwise without cause by providing the Administrator with at least 60 days’ prior written notice.

(d)  Subject to Section 9(e) hereof, the Issuing Entity with the consent of the Note Insurer may remove the Administrator immediately upon written notice of termination from the Issuing Entity to the Administrator if any of the following events shall occur:

(i)  the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity); or

(ii)  a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Administrator’s affairs; or

(iii)  the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuing Entity, the Note Insurer, the Depositor and the Indenture Trustee within seven days after the occurrence of such event.

(e)  No resignation or removal of the Administrator pursuant to this Section 9 shall be effective until (i) a successor Administrator shall have been appointed by the Issuing Entity (or the Depositor on its behalf) with the consent of the Note Insurer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

If a successor Administrator does not take office within 60 days after the retiring Administrator resigns or is removed, the resigning or removed Administrator or the Issuing Entity may and, at the direction of the Note Insurer, shall petition any court of competent jurisdiction for the appointment of a successor Administrator.

(f)  The appointment of any successor Administrator shall be effective only if consented to in writing by the Note Insurer such successor Administrator will not cause a downgrading of the Notes without giving effect to the Policy by the Rating Agencies.

(g)  Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Master Servicer pursuant to Section 8.02 of the Sale and Servicing Agreement, the Administrator shall immediately resign and such successor Master Servicer shall automatically become the Administrator under this Agreement. Any such successor Master Servicer shall be required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Master Servicer.

Section 10.  Action upon Termination, Resignation or Removal of the Administrator. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) hereof or the resignation or removal of the Administrator pursuant to Section 9(b) or (c) hereof, respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the successor Administrator all property and documents of or relating to the Collateral then in the custody of the Administrator, or if this Agreement has been terminated, to the Depositor. In the event of the resignation or removal of the Administrator pursuant to Section 9(b), (c) or (d), respectively, the Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Administrator.

Section 11.  Notices. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

(a)  if to the Issuing Entity, to:

ACE Home Equity Loan Trust, Series 2006-GP1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration
fax: (302) 636-4140

(b)  if to the Administrator, to:

LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, IL 60603
Attention: Global Securities and Trust Services Group - ACE Home Equity Loan Trust, Series 2006-GP1
fax: (312) 904-1368

(c)  if to the Owner Trustee, to:

c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
fax: (302) 651-8882

(d)  if to the Depositor, to:

ACE Securities Corp.
6525 Morrison Blvd.
Suite 318
Charlotte, North Carolina 28211
Attention: Juliana Johnson

(e)  if to the Note Insurer, to:

Financial Security Assurance Inc.
31 West 52nd Street
New York, New York 10019
Attention: Managing Director—Transaction Oversight (ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1)

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

Section 12.  Amendments.

(a)  This Agreement may be amended from time to time by the parties hereto, and may be amended without notice to or the consent of any of the Holders of the Notes or the Certificates, but with the consent of the Note Insurer (unless a Note Insurer Default has occurred and is continuing), (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Issuing Entity or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code. No such amendment effected pursuant to clause (iii) of the preceding sentence shall, as evidenced by an Opinion of Counsel (which shall be an expense of the party requesting such amendment), adversely affect the tax status of the REMICs created by the Trust Agreement, nor shall such amendment adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Administrator may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Securityholder and the opinion to such effect will not be required to be given, if the Administrator receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Notes.

(b)  Promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to the Depositor, the Note Insurer and to each Rating Agency.

(c)  It shall not be necessary for the consent of Holders under this Section 12 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Administrator may prescribe.

(d)  The Owner Trustee may, but shall not be obligated to, enter into any amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

Section 13.  Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee, the Note Insurer and the Depositor. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee, the Note Insurer or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuing Entity, the Owner Trustee, the Note Insurer and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 14.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND, CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS, WHICH SHALL APPLY HERETO), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 15.  Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 16.  Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

Section 17.  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18.  Not Applicable to LaSalle Bank National Association in Other Capacities. Nothing in this Agreement shall affect any obligation LaSalle Bank National Association may have in any other capacity.

Section 19.  Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 20.  Limitation of Liability of the Administrator; Indemnification. Notwithstanding anything herein to the contrary, this Agreement has been signed by LaSalle Bank National Association not in its individual capacity but solely in its capacity as Administrator and in no event shall LaSalle Bank National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity. The Administrator shall not have any duties or obligations other than those expressly set forth in this Agreement, and no implied duties on its part shall be read into this Agreement.

Section 21.  Benefit of Agreement. It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of holders of the Securities and the Note Insurer as well as for the benefit of the Issuing Entity, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee, the Note Insurer and the Issuing Entity. The Note Insurer is a third-party beneficiary of this Agreement.

Section 22.  Bankruptcy Matters. No party to this Agreement shall take any action to cause the Depositor or the Issuing Entity to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Depositor or the Issuing Entity adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the Issuing Entity, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuing Entity as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuing Entity; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Depositor or the Issuing Entity or of all or any substantial part of the properties and assets of the Depositor or the Issuing Entity, or cause the Issuing Entity to make any general assignment for the benefit of creditors of the Depositor or the Issuing Entity, or take any action in furtherance of any of the above actions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

ACE HOME EQUITY LOAN TRUST, SERIES 2006-GP1,

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Patricia A. Evans
Name:	Patricia A. Evans
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Administrator

By:	/s/ Susan L. Feld
Name:	Susan L. Feld
Title:	Assistant Vice President

WILMINGTON TRUST COMPANY, as Owner Trustee

By:	/s/ Patricia A. Evans
Name:	Patricia A. Evans
Title:	Vice President

ACE SECURITIES CORP., as Depositor

By:	/s/ Evelyn Echevarria
Name:	Evelyn Echevarria
Title:	Vice President

By:	/s/ Patricia C. Harris
Name:	Patricia C. Harris
Title:	Vice President